Exhibit 10.8

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF JULY 16, 2010 (THE “SUBORDINATION AGREEMENT”) BY AND AMONG GENERAL FINANCE CORPORATION (THE “COMPANY”), UNION BANK, N.A. (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE “SENIOR LENDER”) AND LAMINAR DIRECT CAPITAL, L.L.C., TO THE INDEBTEDNESS (INCLUDING ACCRUED INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN COMMERCIAL CREDIT AGREEMENT DATED AS OF MARCH 28, 2008 BY AND BETWEEN THE COMPANY AND THE SENIOR LENDERS FROM TIME TO TIME PARTY THERETO AND THE OTHER DOCUMENTS RELATED THERETO AS SUCH LOAN AGREEMENT AND OTHER DOCUMENTS HAVE BEEN AMENDED AND MAY BE FURTHER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “PNC SUBORDINATION AGREEMENT”) DATED JULY 16, 2010 AMONG PAC VAN, INC., AN INDIANA CORPORATION  (“PAC-VAN”), GFN NORTH AMERICA CORP., A DELAWARE CORPORATION (“GFN”) AND PNC BANK, NATIONAL ASSOCIATION (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE “SENIOR AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY PAC-VAN, GFN AND/OR ANY OTHER OBLIGOR PURSUANT TO THAT CERTAIN REVOLVING CREDIT AND SECURITY AGREEMENT, DATED JULY 16, 2010 AMONG PAC-VAN, THE OTHER BORROWERS (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO, GFN, THE OTHER GUARANTORS (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO, THE SENIOR AGENT, THE TRUST (AS DEFINED THEREIN) AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE OTHER DOCUMENTS (AS DEFINED IN THE SENIOR CREDIT AGREEMENT) AS SUCH CREDIT AGREEMENT AND OTHER DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE PNC SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE PNC SUBORDINATION AGREEMENT.

CONTINUING UNCONDITIONAL GUARANTY

THIS CONTINUING UNCONDITIONAL GUARANTY, dated as of July 16, 2010 (this “Guaranty”), is made by each of the undersigned Subsidiaries of GENERAL FINANCE CORPORATION, a Delaware corporation (the “Borrower”), and each other Subsidiary of the Borrower that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a “Guarantor Accession”; the undersigned and such other Subsidiaries of the Borrower, collectively, the “Subsidiary Guarantors”), in favor of LAMINAR DIRECT CAPITAL, L.L.C., a Delaware limited liability company, as administrative agent for the Lenders (as defined in the Investment Agreement referred to below) (together with its successors and assigns, the “Guaranteed Party”) for the ratable benefit of the Lenders.  Capitalized terms used herein without definition shall have the meanings given to them in the Investment Agreement referred to below.

STATEMENT OF PURPOSE

A.           Pac-Van, Inc., an Indiana corporation (“Pac-Van”), issued senior subordinated notes to the Lenders in the aggregate original principal amount of $25,000,000 pursuant to the terms of that certain Investment Agreement dated as of August 2, 2006, among Pac-Van (as successor to PVI Acquisition Corporation), Mobile Office Acquisition Corp, a Delaware corporation, the lenders from time to time party thereto, and the Guaranteed Party (as successor to Laminar Direct Capital L.P.), as collateral agent for such lenders (as amended, the “Original Investment Agreement”).

B.           The Original Investment Agreement was amended and restated in its entirety pursuant to the terms of the Amended and Restated Investment Agreement dated as of October 1, 2008, among Pac-Van, GFN North America Corp., a Delaware corporation (“GFNA”), the lenders from time to time party thereto and the Guaranteed Party, as collateral agent for such lenders (the “Existing Investment Agreement”).

C.           On the date hereof and as contemplated by that certain Master Restructure and Debt Exchange Agreement, dated as of the date hereof, among Pac-Van, GFNA, the Lenders and the Guaranteed Party, the parties to the Existing Investment Agremeent will (i) repay a portion of the obligations outstanding under the Existing Investment Agreement in the aggregate amount of $10,000,000,  (ii) exchange the remainder of the obligations outstanding under the Existing Investment Agreement for promissory notes in an amount equal to $15,000,000 (as amended, modified or supplemented from time to time, the “Notes”) issued by the Borrower pursuant to that certain Investment Agreement, dated as of the date hereof, among the Borrower, the Guaranteed Party and the Lenders (as amended, restated, modified or supplemented from time to time, the “Investment Agreement”) and (iii) terminate the Existing Investment Agreement and the other Loan Documents (under and as defined in the Existing Investment Agreement) (the transactions contemplated by clauses (i)-(iii) above, the “Restructure”).

D.           It is a condition to the Restructure that each Subsidiary Guarantor shall guarantee to the Guaranteed Party the payment in full of the Guaranteed Obligations (as hereinafter defined) pursuant to this Guaranty.  The Lenders are relying on this Guaranty in their decision to consummate the Restructure and enter into the Investment Agreement, and would not enter into the Investment Agreement without this Guaranty.

E.           The Borrower and the Subsidiary Guarantors are engaged in related businesses and undertake certain activities and operations on an integrated basis.  Each Subsidiary Guarantor will therefore obtain certain direct and indirect economic and other benefits as a result of the consummation of the Restructure and the issuance of the Notes to the Lenders under the Investment Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Lenders to consummate the Restructure and enter into the Investment Agreement with the Borrower thereunder, each Subsidiary Guarantor hereby agrees as follows:

1.           Guaranty.  (a)  Each Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally:

(i)
guarantees to the Guaranteed Party the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Subdebt Obligations of the Borrower under the Investment Agreement and the other Loan Documents, including, without limitation, all principal of and interest on the Notes, all fees, expenses, indemnities and other amounts payable by the Borrower under the Investment Agreement or any other Loan Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any Insolvency Laws (as hereinafter defined), whether or not the claim for such interest is allowed in such proceeding), and all Subdebt Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the “Guaranteed Obligations”); and

(ii)
agrees to pay or reimburse upon demand all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or paid by (y) the Guaranteed Party in connection with any suit, action or proceeding to enforce or protect any rights of the Guaranteed Party hereunder and (z) the Guaranteed Party in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold the Guaranteed Party and its directors, officers, employees, agents and Affiliates harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential, that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Guaranty or the collection or enforcement of the Guaranteed Obligations; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any such claims, losses, costs and expenses to the extent resulting from the gross negligence or willful misconduct of such indemnified party (all liabilities and obligations described in this clause (ii), collectively, the “Other Obligations”; and the Other Obligations, together with the Guaranteed Obligations, the “Total Obligations”).

(b)           Notwithstanding the provisions of subsection (a) above and notwithstanding any other provisions contained herein or in any other Loan Document:

(i)
no provision of this Guaranty shall require or permit the collection from any Subsidiary Guarantor of interest in excess of the maximum rate or amount that such Subsidiary Guarantor may be required or permitted to pay pursuant to applicable law;

(ii)
the liability of each Subsidiary Guarantor under this Guaranty as of any date shall be limited to a maximum aggregate amount (the “Maximum Guaranteed Amount”) equal to the greatest amount that would not render such Subsidiary Guarantor’s obligations under this Guaranty subject to avoidance, discharge or reduction as of such date as a fraudulent transfer or conveyance under applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, “Insolvency Laws”), in each instance after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under applicable Insolvency Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany indebtedness to the Borrower or any of its Affiliates to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder, and after giving effect as assets to the value (as determined under applicable Insolvency Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (y) applicable law or (z) any agreement (including this Guaranty) providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates to the Borrower of obligations arising under guaranties by such parties); and

(iii)
the obligations of each Subsidiary Guarantor hereunder shall be junior and subordinated to the indebtedness of such Subsidiary Guarantor under any subsidiary guaranty pursuant to the Senior Credit Agreement on the same basis the Notes are junior and subordinated to the Senior Indebtedness as described in the Intercreditor Agreement.  For purposes of the foregoing sentence, the Guaranteed Party shall have the right to receive and/or retain payments by any of the Subsidiary Guarantors only at such times as it may receive and/or retain payments in respect of the Notes pursuant to the Intercreditor Agreement.

(c)           The Subsidiary Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty.  Accordingly, in the event any payment or distribution is made hereunder on any date by a Subsidiary Guarantor (a “Funding Guarantor”) that exceeds its Fair Share (as hereinafter defined) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Subsidiary Guarantors in the amount of such other Subsidiary Guarantor’s Fair Share Shortfall (as hereinafter defined) as of such date, with the result that all such contributions will cause each Guarantor’s Aggregate Payments (as hereinafter defined) to equal its Fair Share as of such date.  “Fair Share” means, with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Guaranteed Amount (as hereinafter defined) with respect to such Subsidiary Guarantor to (y) the aggregate of the Adjusted Maximum Guaranteed Amounts with respect to all Subsidiary Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors hereunder in respect of the obligations guarantied.  “Fair Share Shortfall” means, with respect to a Subsidiary Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Subsidiary Guarantor over the Aggregate Payments of such Subsidiary Guarantor.  “Adjusted Maximum Guaranteed Amount” means, with respect to a Subsidiary Guarantor as of any date of determination, the Maximum Guaranteed Amount of such Subsidiary Guarantor, determined in accordance with the provisions of subsection (b) above; provided that, solely for purposes of calculating the “Adjusted Maximum Guaranteed Amount” with respect to any Subsidiary Guarantor for purposes of this subsection (c), any assets or liabilities arising by virtue of any rights to subrogation, reimbursement or indemnity or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Subsidiary Guarantor.  “Aggregate Payments” means, with respect to a Subsidiary Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Subsidiary Guarantor in respect of this Guaranty (including, without limitation, in respect of this subsection (c)).  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor.  Each Funding Guarantor’s right of contribution under this subsection (c) shall be subject to the provisions of Section 4.  The allocation among Subsidiary Guarantors of their obligations as set forth in this subsection (c) shall not be construed in any way to limit the liability of any Subsidiary Guarantor hereunder to the Guaranteed Party.

(d)           The guaranty of each Subsidiary Guarantor set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection.  Each Subsidiary Guarantor hereby acknowledges and agrees that the Guaranteed Obligations, at any time and from time to time, may exceed the Maximum Guaranteed Amount of such Subsidiary Guarantor and may exceed the aggregate of the Maximum Guaranteed Amounts of all Subsidiary Guarantors, in each case without discharging, limiting or otherwise affecting the obligations of any Subsidiary Guarantor hereunder or the rights, powers and remedies of the Guaranteed Party hereunder or under any other Loan Document.

2.           Guaranty Absolute.  Each Subsidiary Guarantor agrees that its obligations hereunder are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations or other guaranty or liability in respect thereof, whether given by such Subsidiary Guarantor or any other Person, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Subsidiary Guarantor has notice or knowledge thereof:

(i)
any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Investment Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

(ii)
the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Investment Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

(iii)
the addition or release of Subsidiary Guarantors hereunder or the taking, acceptance or release of other guarantees of any Guaranteed Obligations or security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof;

(iv)
any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;

(v)
any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of the Guaranteed Obligations, any guaranty or other liability in respect thereof;

(vi)
any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations;

(vii)
any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Guaranteed Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Guaranteed Obligations, regardless of what Guaranteed Obligations may remain unpaid after any such application; or

(viii)
any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Subsidiary Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Total Obligations and (y) the termination of the Notes under the Investment Agreement (the events in clauses (x) and (y) above, collectively, the “Termination Requirements”).

3.           Certain Waivers.  Each Subsidiary Guarantor hereby knowingly, voluntarily and expressly waives:

(i)
presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Loan Document with respect to any Guaranteed Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Borrower and of any of the matters referred to in Section 2 and of any rights to consent thereto;

(ii)
any right to require the Guaranteed Party, as a condition of payment or performance by such Subsidiary Guarantor hereunder, to proceed against, or to exhaust or have resort to any deposit balance or other credit in favor of, the Borrower, any other Subsidiary Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations, or to pursue any other remedy or enforce any other right;

(iii)
any right or defense based on or arising by reason of any right or defense of the Borrower or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Borrower or any other Person, the invalidity or unenforceability of any Guaranteed Obligations or any Loan Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Borrower for any reason other than the satisfaction of the Termination Requirements;

(iv)	any defense based on a Guaranteed Party’s acts or omissions in the administration of the Guaranteed Obligations, any guaranty or other liability in respect thereof;

(v)
any right to assert against a Guaranteed Party, as a defense, counterclaim, crossclaim or set-off, any defense, counterclaim, claim, right of recoupment or set-off that it may at any time have against the Guaranteed Party (including, without limitation, failure of consideration, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims; and

(vi)	any defense based on or afforded by any applicable law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.

4.           Waiver of Subrogation; Subordination.  Each Subsidiary Guarantor hereby knowingly, voluntarily and expressly waives all claims and rights that it may have against the Borrower or any other Subsidiary Guarantor at any time as a result of any payment made under or in connection with this Guaranty or the performance or enforcement hereof, including all rights of subrogation to the rights of the Guaranteed Party against the Borrower or any other Subsidiary Guarantor, all rights of indemnity, contribution or reimbursement against the Borrower or any other Subsidiary Guarantor (including rights of contribution as set forth in Section 1(c)), and all rights to enforce any remedies of the Guaranteed Party against the Borrower or any other Subsidiary Guarantor, in each case whether such claims or rights arise by contract, statute (including without limitation the Bankruptcy Code), common law or otherwise.  Each Subsidiary Guarantor agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Borrower or any other Subsidiary of the Borrower to such Subsidiary Guarantor, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Guaranteed Obligations.  Each Subsidiary Guarantor further agrees that if any amount shall be paid to or any distribution received by any Subsidiary Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the satisfaction of the Termination Requirements, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Guaranteed Party, and shall forthwith be delivered to the Guaranteed Party in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the applicable Loan Documents and without in any way discharging, limiting or otherwise affecting the liability of such Subsidiary Guarantor under any other provision of this Guaranty.  Additionally, in the event the Borrower or any Subsidiary of the Borrower becomes a “debtor” within the meaning of the Bankruptcy Code, the Guaranteed Party shall be entitled, at its option, and as attorney-in-fact for each Subsidiary Guarantor, and is hereby authorized and appointed by each Subsidiary Guarantor, to file proofs of claim on behalf of each relevant Subsidiary Guarantor and vote the rights of each such Subsidiary Guarantor in any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of the Borrower or such Subsidiary to any Subsidiary Guarantor in any such proceeding, each Subsidiary Guarantor hereby assigning to the Guaranteed Party all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.

5.           Representations and Warranties.  Each Subsidiary Guarantor hereby represents and warrants to the Guaranteed Party as follows:

(a)           Such Subsidiary Guarantor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the full power and authority to execute, deliver and perform this Guaranty and the other Loan Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted.

(b)           Such Subsidiary Guarantor has taken all necessary company action to execute, deliver and perform this Guaranty and each of the other Loan Documents to which it is or will be a party, and has, or on any later date of execution and delivery will have, validly executed and delivered each of the Loan Documents to which it is or will be a party.  This Guaranty constitutes, and each of such other Loan Documents upon execution and delivery will constitute, the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

(c)           The execution, delivery and performance by such Subsidiary Guarantor of this Guaranty and the other Loan Documents to which it is a party, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its articles or certificate of formation or other organizational documents, (ii) contravene any requirement of law applicable to it, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) result in or require the creation or imposition of any Lien upon any of its properties.

(d)           No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Subsidiary Guarantor of this Guaranty and the other Loan Documents to which it is a party or the legality, validity or enforceability hereof or thereof.

(e)           There are no actions, investigations, suits, criminal prosecutions, civil investigative demands, impositions of civil fines or penalties, arbitrations, administrative hearings or other proceedings pending or, to the knowledge of such Subsidiary Guarantor, threatened, at law, in equity or in arbitration, before any court, other Governmental Authority or other Person, (i) against or affecting such Subsidiary Guarantor or any of its properties that could, if adversely determined, be reasonably likely to have a Material Adverse Effect or (ii) with respect to this Guaranty or any of the other Loan Documents to which such Subsidiary Guarantor is a party.

(f)           Such Subsidiary Guarantor has been provided with a true and complete copy of the executed Investment Agreement, as in effect as of the date it became a party hereto, and its principal officers are familiar with the contents thereof, particularly insofar as the contents thereof relate or apply to such Subsidiary Guarantor.

(g)           All representations and warranties contained in the Investment Agreement that relate to such Subsidiary Guarantor are true and correct in all material respects.

(h)           Such Subsidiary Guarantor agrees to comply with each of the covenants contained in the Investment Agreement that imposes or purports to impose, through agreements with the Borrower, restrictions or obligations on such Subsidiary Guarantor.

(i)           Such Subsidiary Guarantor acknowledges that any default in the due observance or performance by such Subsidiary Guarantor of any covenant, condition or agreement contained herein shall constitute an Event of Default as provided in Section 9.01 of the Investment Agreement.

6.           Financial Condition of the Borrower.  Each Subsidiary Guarantor represents that it has knowledge of the Borrower’s financial condition and affairs and that it has adequate means to obtain from the Borrower on an ongoing basis information relating thereto and to the Borrower’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect with respect to such Subsidiary Guarantor.  Each Subsidiary Guarantor agrees that the Guaranteed Party shall have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of any Subsidiary Guarantor nor to advise any Subsidiary Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower that might become known to the Guaranteed Party at any time, whether or not a Guaranteed Party knows or believes or has reason to know or believe that any such fact or change is unknown to any Subsidiary Guarantor, or might (or does) materially increase the risk of any Subsidiary Guarantor as guarantor, or might (or would) affect the willingness of any Subsidiary Guarantor to continue as a guarantor of the Guaranteed Obligations.

7.           Payments; Application; Set-Off.  (a)  Each Subsidiary Guarantor agrees that, upon the failure of the Borrower to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that the Guaranteed Party may have at law, in equity or otherwise against such Subsidiary Guarantor, such Subsidiary Guarantor will, subject to the provisions of Section 1(b), forthwith pay or cause to be paid to the Guaranteed Party, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.

(b)           All payments made by each Subsidiary Guarantor hereunder will be made in Dollars to the Guaranteed Party, without set-off, counterclaim or other defense and, free and clear of and without deduction for any Taxes.

(c)           All payments made hereunder shall be applied upon receipt as follows:

(i)	first, to the payment of all Total Obligations owing to the Guaranteed Party;

(ii)
second, after payment in full of the amounts specified in clause (i) above, and following the termination of this Guaranty, to the Subsidiary Guarantors or any other Person lawfully entitled to receive such surplus.

 (d)           In addition to all other rights and remedies available under the Loan Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, the Guaranteed Party may, and hereby is, authorized by each Subsidiary Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by each Subsidiary Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by the Guaranteed Party to or for the credit or the account of such Subsidiary Guarantor against any or all of the obligations of such Subsidiary Guarantor to the Guaranteed Party hereunder now or hereafter existing, whether or not such obligations may be contingent or unmatured.  The Guaranteed Party agrees to notify any affected Subsidiary Guarantor promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

8.           No Waiver.  The rights and remedies of the Guaranteed Party expressly set forth in this Guaranty and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise.  No failure or delay on the part of the Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default.  No course of dealing between any of the Subsidiary Guarantors, on the one hand, and the Lenders and the Guaranteed Party, or their agents or employees, on the other hand, shall be effective to amend, modify or discharge any provision of this Guaranty or any other Loan Document or to constitute a waiver of any Default or Event of Default.  No notice to or demand upon any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor or any other Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

9.           Enforcement. The obligations of each Subsidiary Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against each Subsidiary Guarantor whether or not action is brought against the Borrower or any other Subsidiary Guarantor and whether or not the Borrower or any other Subsidiary Guarantor are joined in any such action.  Each Subsidiary Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of the Guaranteed Party to a trustee, receiver or any other party under any Insolvency Laws (the amount of any such payment, a “Reclaimed Amount”), then, to the extent of such Reclaimed Amount, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and each Subsidiary Guarantor acknowledges that the term “Guaranteed Obligations” includes all Reclaimed Amounts that may arise from time to time.

10.           Amendments, Waivers, etc.  No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Subsidiary Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Guaranteed Party and then the same shall be effective only in the specific instance and for the specific purpose for which given.

11.           Addition, Release of Guarantors.  Each Subsidiary Guarantor recognizes that Persons that become Subsidiaries of the Borrower and that are not already parties hereto shall become Subsidiary Guarantors hereunder by executing a Guarantor Accession, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Guaranteed Party’s actions in effecting the same or in releasing any Subsidiary Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Subsidiary Guarantor.

12.           Continuing Guaranty; Term; Successors and Assigns; Assignment; Survival.  This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until satisfaction of all of the Termination Requirements (provided that the provisions of clause (ii) of Section 1(a) shall survive any termination of this Guaranty), (ii) be binding upon and enforceable against each Subsidiary Guarantor and its successors and assigns (provided, however, that no Subsidiary Guarantor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Guaranteed Party) and (iii) inure to the benefit of and be enforceable by the Guaranteed Party and its successors and assigns.  Without limiting the generality of clause (iii) above, each Guaranteed Party may, in accordance with the provisions of the Investment Agreement, assign all or a portion of the Guaranteed Obligations held by it (including by the sale of participations), whereupon each Person that becomes the holder of any such Guaranteed Obligations shall (except as may be otherwise agreed between the Guaranteed Party and such Person) have and may exercise all of the rights and benefits in respect thereof granted to the Guaranteed Party under this Guaranty or otherwise.  Each Subsidiary Guarantor hereby irrevocably waives notice of and consents in advance to the assignment as provided above from time to time by the Guaranteed Party of all or any portion of the Guaranteed Obligations held by it and of the corresponding rights and interests of the Guaranteed Party hereunder in connection therewith.  All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty and any Guarantor Accession.

13.           Governing Law; Consent to Jurisdiction; Appointment of Borrower as Representative, Process Agent, Attorney-in-Fact.  (a) THIS GUARANTY HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE GUARANTEED PARTY AND THE SUBSIDIARY GUARANTORS DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.  AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, EACH SUBSIDIARY GUARANTOR ALSO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT

WITHIN NEW YORK, COUNTY, NEW YORK, UNLESS THE REQUIRED LENDERS AGREE TO THE CONTRARY IN WRITING, FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY PROCEEDING TO WHICH  THE GUARANTEED PARTY OR SUCH SUBSIDIARY GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE GUARANTEED PARTY OR SUCH SUBSIDIARY GUARANTOR.  EACH SUBSIDIARY GUARANTOR IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING.

(b)           EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS THE BORROWER AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE ON ITS BEHALF ALL SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AND ANY OTHER NOTICE OR COMMUNICATION HEREUNDER, CONSENTS THAT ALL SERVICE OF PROCESS UPON IT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SCHEDULE 10.09 OF THE INVESTMENT AGREEMENT (AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED), AND AGREES THAT SERVICE SO MADE SHALL BE EFFECTIVE AND BINDING UPON SUCH SUBSIDIARY GUARANTOR IN EVERY RESPECT AND THAT ANY OTHER NOTICE OR COMMUNICATION GIVEN TO THE BORROWER AT THE ADDRESS AND IN THE MANNER SPECIFIED HEREIN SHALL BE EFFECTIVE NOTICE TO SUCH SUBSIDIARY GUARANTOR.  FURTHER, EACH SUBSIDIARY GUARANTOR DOES HEREBY IRREVOCABLY MAKE, CONSTITUTE AND APPOINT THE BORROWER AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL AUTHORITY IN ITS PLACE AND STEAD AND IN ITS NAME, THE BORROWER’S NAME OR OTHERWISE, AND WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, FROM TIME TO TIME IN THE BORROWER’S DISCRETION TO AGREE ON BEHALF OF, AND SIGN THE NAME OF, SUCH SUBSIDIARY GUARANTOR TO ANY AMENDMENT, MODIFICATION OR SUPPLEMENT TO, RESTATEMENT OF, OR WAIVER OR CONSENT IN CONNECTION WITH, THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY DOCUMENT OR INSTRUMENT PURSUANT HERETO OR THERETO, AND TO TAKE ANY OTHER ACTION AND DO ALL OTHER THINGS ON BEHALF OF SUCH SUBSIDIARY GUARANTOR THAT THE BORROWER MAY DEEM NECESSARY OR ADVISABLE TO CARRY OUT AND ACCOMPLISH THE PURPOSES OF THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.  THE BORROWER WILL NOT BE LIABLE FOR ANY ACT OR OMISSION NOR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT UNLESS THE SAME SHALL OCCUR AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BORROWER.  THIS POWER, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE BY ANY SUBSIDIARY GUARANTOR FOR SO LONG AS THIS GUARANTY SHALL BE IN EFFECT WITH RESPECT TO SUCH SUBSIDIARY GUARANTOR.  BY ITS SIGNATURE HERETO, THE BORROWER CONSENTS TO ITS APPOINTMENT AS PROVIDED FOR HEREIN AND AGREES PROMPTLY TO DISTRIBUTE ALL PROCESS, NOTICES AND OTHER COMMUNICATIONS TO EACH SUBSIDIARY GUARANTOR.

(c)           NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE GUARANTEED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY SUBSIDIARY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

14.           Waiver of Jury Trial.  EACH SUBSIDIARY GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH GUARANTEED PARTY, HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY PROCEEDING TO WHICH THE GUARANTEED PARTY OR SUCH SUBSIDIARY GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE GUARANTEED PARTY OR SUCH SUBSIDIARY GUARANTOR.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  Each Subsidiary Guarantor and, by its acceptance of the benefits hereof, each Guaranteed Party, (i) acknowledges that this waiver is a material inducement to enter into a business relationship, that it has relied on this waiver in entering into this Guaranty or accepting the benefits hereof, as the case may be, and that it will continue to rely on this waiver in its related future dealings with the other parties hereto, and (ii) further warrants and represents that it has reviewed this waiver with its legal counsel and that, based upon such review, it knowingly and voluntarily waives its jury trial rights to the extent permitted by applicable law.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS OR SUPPLEMENTS TO OR RESTATEMENTS OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS.

15.           Notices.  All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (a) if to any Subsidiary Guarantor, in care of the Borrower and at the Borrower’s address for notices set forth in the Investment Agreement and (b) if to the Guaranteed Party, at its address for notices set forth in the Investment Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Investment Agreement.  All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery.

16.           Severability.  To the extent any provision of this Guaranty is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

17.           Construction.  The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.  Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

18.           Counterparts; Effectiveness.  This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Guaranty shall become effective, as to any Subsidiary Guarantor, upon the execution and delivery by such Subsidiary Guarantor of a counterpart hereof or a Guarantor Accession.

[Signature pages follow.]

IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Continuing Unconditional Guaranty to be executed by its duly authorized officers as of July 16, 2010.

GFN NORTH AMERICA CORP.,
a Delaware corporation

By:          /s/ Christopher A. Wilson
Name:     Christopher A. Wilson
Title:        Secretary

PAC-VAN, INC.,
an Indiana corporation

By:           /s/ Christopher A. Wilson
Name:       Christopher A. Wilson
Title:        Secretary

[SIGNATURE PAGE CONTINUES]

Accepted and agreed to:

GUARANTEED PARTY:

LAMINAR DIRECT CAPITAL, L.L.C.
as Administrative Agent

By:       /s/ Robert T. Ladd
Name: Robert T. Ladd
Title:   Authorized Signatory

[SIGNATURE PAGE CONTINUES]

           The Borrower hereby joins in this Guaranty for purposes of evidencing its consent to, and agreement to perform, the provisions of Section 13(b).

GENERAL FINANCE CORPORATION

By:                /s/ Christopher A. Wilson
Name:           Christopher A. Wilson
    Title:             General Counsel

EXHIBIT A

GUARANTOR ACCESSION

THIS GUARANTOR ACCESSION (this “Accession”), dated as of _____________, ____, is executed and delivered by [NAME OF NEW GUARANTOR], a ______________ corporation (the “Guarantor”), pursuant to the Subsidiary Guaranty referred to hereinbelow.

Reference is made to the Investment Agreement, dated as of July [___], 2010, among GENERAL FINANCE CORPORATION, a Delaware corporation (the “Borrower”), LAMINAR DIRECT CAPITAL, L.L.C., a Delaware limited liability company, as administrative agent for the Lenders from time to time party thereto (together with its successors and assigns, the “Guaranteed Party”) and the other parties thereto (as amended, modified or supplemented from time to time, the “Investment Agreement”).  In connection with, the Borrower and certain of its subsidiaries have executed and delivered a Subsidiary Guaranty, dated as of July [___], 2010 (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), pursuant to which such subsidiaries have guaranteed the payment in full of the obligations of the Borrower under the Investment Agreement, the Notes and the other Loan Documents (as defined in the Investment Agreement).  Capitalized terms used herein without definition shall have the meanings given to them in the Subsidiary Guaranty.

           The Borrower has agreed under the Investment Agreement to cause each of its future Subsidiaries to become a party to the Subsidiary Guaranty as a guarantor thereunder.  The Guarantor is a subsidiary of the Borrower.  The Guarantor will obtain benefits as a result of the continued extension of credit to the Borrower under the Investment Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession.  Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees as follows:

           1.           The Guarantor hereby joins in and agrees to be bound by each and all of the provisions of the Subsidiary Guaranty as a Subsidiary Guarantor thereunder.  In furtherance (and without limitation) of the foregoing, pursuant to Section 1 of the Subsidiary Guaranty, the Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally with each other Subsidiary Guarantor, guarantees to the Guaranteed Party the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the Guaranteed Obligations, and agrees to pay or reimburse upon demand all Other Obligations, all on the terms and subject to the conditions set forth in the Subsidiary Guaranty.

2.           The Guarantor hereby represents and warrants that after giving effect to this Accession, each representation and warranty contained in Section 5 of the Subsidiary Guaranty is true and correct in all material respects with respect to the Guarantor as of the date hereof, as if such representations and warranties were set forth at length herein.

3.           This Accession shall be a Loan Document (within the meaning of such term under the Investment Agreement), shall be binding upon and enforceable against the Guarantor and its successors and assigns, and shall inure to the benefit of and be enforceable by the Guaranteed Party and its successors and assigns.  This Accession and its attachments are hereby incorporated into the Subsidiary Guaranty and made a part thereof.

IN WITNESS WHEREOF, the Guarantor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[GUARANTOR]

By:
Name:
Title: